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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                IT STAFFING LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              ONTARIO                                  52-209027
              -------                                  ---------
(STATE OR JURISDICTION OF INCORPORATION)            (IRS EMPLOYER
                                                  IDENTIFICATION NO.)

55 UNIVERSITY AVENUE
TORONTO, ONTARIO, CANADA                            M5J 2H7
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            -------
                                                   (ZIP CODE)


If this form relates to the             If this form relates to the
registration of a class of securities   registration of a class of securities
pursuant to Section 12(b) of the        pursuant to Section 12(g) of the
Exchange Act and is effective           Exchange Act and is effective pursuant
pursuant to General Instruction A(c),   to General Instruction A(d), please
please check the following box. /X/     check the following box /   /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED
-------------------                         ------------------------------

COMMON SHARES, NO PAR VALUE                 BOSTON STOCK EXCHANGE
REPRESENTATIVE'S WARRANTS                   BOSTON STOCK EXCHANGE
COMMON SHARES, NO PAR VALUE
ISSUABLE ON EXERCISE OF
REPRESENTATIVE'S WARRANTS                   BOSTON STOCK EXCHANGE



SECURITIES TO REGISTERED PURSUANT TO SECTION 12 (g) OF THE ACT:

NONE



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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               The information contained under the headings entitled "DESCRIPTION OF SECURITIES" - "Common Shares" -- of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2.  EXHIBITS.

               1.   Bylaws of the Registrant.*

               2. Articles of Incorporation of Registrant, and amendments thereto.**

               3.   Form of Underwriter's Warrant.***

               4.   Specimen Common Share Certificate.****

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*    Filed as Exhibit 3.1 to the Registrant's Pre-Effective Amendment No. 1 to
     the Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, and incorporated herein by reference.

** Filed as Exhibits 3.2, 3.3, 3.4 and 3.5 to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, and incorporated herein by reference.

*** Filed as Exhibit 4.2 to the Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form SB-2 (Registration No. 333-63909), as amended, and incorporated herein by reference.

**** To be filed, by amendment, as Exhibit 4.3 to the Registrant's Registration
     Statement on Form SB-2 (Registration No. 333-63909), as amended, and incorporated herein by reference.



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         IT Staffing Ltd.
                                         (Registrant)


Dated:   February 3, 1999                By:/S/ DECLAN FRENCH
                                            -----------------
                                            Declan French
                                            Chief Executive Officer